UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   August 18, 2016

TUCOWS INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (416) 535-0123

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01.  Entry into a Material Definitive Agreement.

On August 18, 2016, Tucows Inc. (as a “Guarantor”) and its wholly-owned subsidiaries, Tucows.com Co., Ting Fiber, Inc. and Ting Inc. (each, a “Borrower” and together, the “Borrowers,” collectively with the Guarantor, the “Company”) entered into a secured Credit Agreement (the “2016 Credit Agreement”) with Bank of Montreal (“BMO” or the “Administrative Agent”) and Royal Bank of Canada (collectively with BMO, the “Lenders”) to establish a credit facility (the “2016 Credit Facility”) that refinanced and replaced the Company's prior credit facility with BMO.

The obligations of the Company under the 2016 Credit Facility will be secured by a first priority lien on substantially all of the personal property and assets of the Company.

The 2016 Credit Facility has a five year term. Under the 2016 Credit Facility, the Company has access to an aggregate of up to $75 million in funds (inclusive of a $15 million accordion facility described below) that are available as follows:

●	a $5 million revolving credit facility (“Facility A”);
●	a $15 million revolving reducing term facility (“Facility B”); and
●	a $40 million non-revolving facility (“Facility C”).

Facility A and Facility B accrue interest and standby fees at variable rates based on borrowing elections by the Company and the Company’s Total Funded Debt to EBITDA as described below. Facility A is for general working capital and general corporate requirements. It requires interest only monthly payments and a final principal payment due upon maturity of the 2016 Credit Facility. The purpose of Facility B is to support share repurchases, acquisitions and capital expenditures associated with the Company’s Fiber to the Home program (“FTTH”). Under the repayment terms for Facility B, at December 31st of each year, balances drawn during the year that remain outstanding will commence amortization on a quarterly basis commencing the first quarter of the following year. The amortization periods are based on the purposes of the loan as follows: borrowings for share repurchases are repaid over four years, borrowings for acquisitions are repaid over five years and borrowings for FFTH capital expenditures are repaid over seven years.

Facility C accrues interest and standby fees at variable rates based on borrowing elections by the Company and the Company’s Total Funded Debt to EBITDA ratio as described below. Under the payment terms for Facility C, each draw will amortize quarterly beginning the first full quarter post initial draw. The purpose of Facility B is to support share repurchases, acquisitions and FTTH capital expenditures. The amortization periods for Facility C are based on the purposes of the draws as follows: draws for share repurchases are repaid over four years, draws for acquisitions over five years and draws for FFTH capital expenditures over seven years. In addition, under the terms of the 2016 Credit Facility, the Company has the option, based on 60 days prior written notice and subject to approval by the Banks, to increase the size of Facility C by up to $15 million.

Borrowings under the 2016 Credit Facility will accrue interest and standby fees based on the Company’s Total Funded Debt to EBITDA ratio and the availment type as follows:

If Total Funded Debt to EBITDA is less than 1.00, then:

-	Canadian dollar borrowings based on Bankers’ Acceptance (“CDN$ Bankers’ Acceptance Borrowings”) or U.S. dollar borrowings based on LIBOR (“US$ LIBOR Borrowings”) will be at 2.00% margin;
-

Canadian dollar borrowings based on Prime Rate (“CDN$ Prime Rate Borrowings”), U.S. dollar borrowings based on Prime Rate (“US$ Prime Rate Borrowings”) or U.S. dollar borrowings based on Base Rate (“US$ Base Rate Borrowings”) will be at 0.75% margin; and

-	Standby fees will be at 0.40%.

If Total Funded Debt to EBITDA is greater than or equal to 1.00 and less than 2.00, then:

-	CDN$ Bankers’ Acceptance Borrowings or US$ LIBOR Borrowings will be at 2.25% margin;
-	CDN$ Prime Rate Borrowings, US$ Prime Rate Borrowings or US$ Base Rate Borrowings will be at 1.00% margin; and
-	Standby fees will be at 0.45%.

If Total Funded Debt to EBITDA is greater than or equal to 2.00, then:

-	CDN$ Bankers’ Acceptance Borrowings or US$ LIBOR Borrowings will be at 2.75% margin;
-	CDN$ Prime Rate Borrowings, US$ Prime Rate Borrowings or US$ Base Rate Borrowings will be at 1.50% margin; and
-	Standby fees will be at 0.55%.

The 2016 Credit Facility contains customary representations and warranties, affirmative and negative covenants, and events of default. The 2016 Credit Facility requires that the Company comply with certain customary non-financial covenants and restrictions. In addition, the Company has agreed to comply with the following financial covenants at all times, which are to be calculated on a rolling four quarter basis: (i) Maximum Total Funded Debt (as defined in the 2016 Credit Agreement) to EBITDA of 2.25:1 until March 31, 2017 and 2.00:1 thereafter; and (ii) Minimum Fixed Charge Coverage Debt (as defined in the 2016 Credit Agreement) of 1.20:1. Further, the Company’s Maximum Annual Capital Expenditures Debt (as defined in the 2016 Credit Agreement) cannot exceed $22 million per year, which limit will be reviewed on an annual basis. In addition, funded share repurchases are not to exceed $20 million, or up to $40 million so long as the total loans related to share repurchases do not exceed 1.5 times of trailing twelve months EBITDA.

Prior to the Company entering into the 2016 Credit Facility, the Company had credit agreements (collectively the “Amended Credit Facility”) with BMO that were amended on November 19, 2012, and which provided it with access to two revolving demand loan facilities (the “2012 Demand Loan Facilities”), a treasury risk management facility, an operating demand loan and a credit card facility. In connection with the 2016 Credit Facility, the Company repaid its outstanding indebtedness of the 2012 Demand Loan Facilities. With the settlement of the outstanding indebtedness, the 2012 Demand Loan Facilities and the operating demand loan were simultaneously terminated. The Company continues to have access to the treasury risk management facility and credit card facility.

The foregoing description of the 2016 Credit Facility is qualified in its entirety by reference to the full text of the 2016 Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information disclosed above under Item 1.01 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
10.1

Credit Agreement, dated as of August 18, 2016, by and among Tucows.com Co., Ting Fiber, Inc, Ting Inc, as Borrowers, Tucows Inc., as Guarantor, and Bank of Montreal and Royal Bank of Canada, as Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

By:	/s/ MICHAEL COOPERMAN
Michael Cooperman
Chief Financial Officer

Dated: August 19, 2016

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1

Credit Agreement, dated as of August 18, 2016, by and among Tucows.com Co., Ting Fiber, Inc, Ting Inc, as Borrowers, Tucows Inc., as Guarantor, and Bank of Montreal and Royal Bank of Canada, as Lenders.